UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 17, 2026

Date of Report (Date of earliest event reported)

LIMINATUS PHARMA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42626	93-2710748
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2251 Stern Goodman Street, Suite E, Fullerton, CA	92833
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 273-5453

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LIMN	The Nasdaq Stock Market LLC
Warrants	LIMNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

On May 17, 2026, Liminatus Pharma, Inc. (the “Company”) entered into a Merger Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) with InnocsAI LLC, Delaware limited liability company (“InnocsAI”), and NamChul Jung, an individual, as the representative of the members of InnocsAI. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement.

Acquisition and Merger Consideration

Upon the closing of the transactions contemplated in the Merger Agreement, and subject to the terms and conditions set forth therein, and in accordance with the applicable provisions of the Delaware Corporation Law and the Delaware Limited Liability Company Act, InnocsAI will merge with an into a new wholly-owned Delaware subsidiary of the Company (“Merger Sub”), the separate corporate existence of the Company will cease and Merger Sub will continue as the surviving corporation (the “Merger”).

Pursuant to the terms of the Merger Agreement, the aggregate consideration to be paid to existing members of InnocsAI is 1,600,000,000 shares of the Company’s common stock, at an issue price of $0.20 per share (the “Closing Payment Shares”), and contingent value rights to be agreed upon by the parties representing in the aggregate the right to receive 20% of net proceeds from any future strategic sale, out-license, transfer, or exit of the assets acquired from InnocsAI. Upon the effectiveness of the Merger, all issued and outstanding membership interests of InnocsAI will be canceled and automatically converted into the Closing Payment. Valetudo Therapeutics LLC is a member of InnocsAI, and Chris Kim, the CEO and a director of the Company, is the CEO and controlling member of Valetudo Therapeutics LLC.

Overview of Acquired Pipeline Assets

The assets to be acquired in the Merger include a portfolio of oncology-focused biologic and cellular therapy programs. The portfolio is centered on CAR-T and antibody-related technologies designed to address certain limitations observed in current approaches to hematologic malignancies and solid tumors, including antigen escape, tumor heterogeneity, limited T-cell persistence, tumor microenvironment-mediated suppression, and lineage-restricted target coverage. The Company believes that these assets may provide development opportunities across hematologic oncology, solid tumor indications, and future multi-target platform applications.

IBC101. IBC101 is an autologous CD19xCD22 bivalent CAR-T cell therapy candidate designed for relapsed or refractory B-cell malignancies. The product is intended to function as an OR-gate CAR-T therapy, enabling recognition of malignant B cells expressing either CD19 or CD22. According to company materials, IBC101 has received authorization from the Ministry of Food and Drug Safety of the Republic of Korea for a Phase 1/2a clinical study in relapsed or refractory diffuse large B-cell lymphoma, with Seoul St. Mary’s Hospital identified as the lead clinical site.

IBC101 is designed to address antigen escape and tumor heterogeneity, which are recognized mechanisms of relapse following single-antigen CD19-directed CAR-T therapy. By combining CD19 and CD22 targeting, IBC101 is intended to broaden antigen coverage in B-cell malignancies. Company materials also describe an ex vivo expansion process using IL-7 and IL-15, with the goal of supporting T-cell fitness and persistence. If successfully developed, IBC101 could represent a next-generation hematologic CAR-T candidate with potential applicability in relapsed or refractory DLBCL and other B-cell malignancies.

INC101. INC101 is a preclinical autologous bicistronic CAR-T cell therapy candidate for solid tumors based on a dual-antigen MSLNxCD276 design. The construct is designed as an AND-gate system in which mesothelin provides the primary tumor-associated activation signal and CD276, also known as B7-H3, provides a secondary costimulatory signal. This design is intended to improve tumor selectivity by requiring convergence of two tumor-associated signals.

The INC101 program is designed to address challenges that have limited CAR-T development in solid tumors, including on-target/off-tumor risk, antigen heterogeneity, tonic signaling, T-cell exhaustion, and tumor microenvironment-mediated suppression. Company materials describe a bicistronic architecture that separates activation and costimulation into two modules and incorporates engineering features intended to reduce signal leakage. A related follow-on construct, INC102, incorporates a dominant-negative TGF-β receptor armoring strategy intended to support T-cell function in TGF-β-rich tumor microenvironments. The proposed development focus includes biomarker-selected solid tumors with mesothelin and CD276 expression, including malignant pleural mesothelioma, ovarian cancer, pancreatic cancer, and other selected solid tumors.

CS1 Antibody Platform. The CS1 antibody platform consists of proprietary anti-CS1 monoclonal antibodies intended to serve as an enabling module for the Company’s hematologic CAR-T platform. Rather than being positioned primarily as a standalone CS1-directed CAR-T program, the CS1 binders are intended to be combined with the CD19xCD22 bivalent CAR-T backbone to support development of a potential CD19xCD22xCS1 trivalent CAR-T candidate.

This strategy is intended to extend the platform from B-cell malignancies into plasma-cell malignancies, including multiple myeloma. CD19 and CD22 are intended to provide coverage of B-cell leukemias and lymphomas, while CS1 is intended to add plasma-cell targeting capability. By integrating these targets into one trivalent CAR-T framework, the Company may be able to bridge B-cell malignancy and plasma-cell malignancy targeting strategies and support broader hematologic oncology platform-development opportunities.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties, except as provided in the Merger Agreement. Certain representations and warranties are qualified by materiality or Material Adverse Effect. “Material Adverse Effect” as used in the Merger Agreement means a material adverse change or a material adverse effect upon on the assets, liabilities, condition (financial or otherwise), prospects, net worth, management, earnings, cash flows, business, operations or properties of the Company Group and the Business, taken as a whole, whether or not arising from transactions in the ordinary course of business, subject to certain customary exceptions. Certain representations are subject to specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement.

Conduct Prior to Closing; Covenants

Each of InnocsAI and the Company has agreed to, and cause its subsidiaries to, operate its respective business in the ordinary course, consistent with past practices, and to refrain from taking certain specified actions without the prior written consent of certain other parties, in each case, subject to certain exceptions and qualifications.

The Merger Agreement also contains, among other things, covenants providing for:

•	each party not soliciting, initiating, encouraging or continuing discussions with any third party with respect to any merger, consolidation, business combination, or similar transaction, or any sale or transfer of a substantial portion of assets or equity interests, other than the transactions contemplated or permitted by the Merger Agreement;
•	each party not amending, modifying or supplementing its certificate of incorporation and bylaws or other organizational or governing documents;
•	each party not paying, declaring or promising to pay any dividends or other distributions with respect to its capital stock or other equity securities;
•	each party not obtaining or incurring any loan or other Indebtedness;
•	each party not merging or consolidating with or acquiring any other person or be acquired by any other person;
•	each party not issuing, redeeming or repurchasing any capital stock, membership interests or other securities;
•	each party providing access to their books and records and providing information relating to their respective businesses to the other party, its legal counsel and representatives;
•	InnocsAI delivering annual and interim financial statements; and
•	key personnel of InnocsAI entering into non-competition, non-solicitation and confidentiality agreements.

The Company will prepare and file with the SEC a registration statement relating to the transactions contemplated by the Merger Agreement, registering the Closing Payment Shares to be issued under the Merger Agreement, which will also contain a proxy statement of the Company for the purpose of soliciting proxies from the Company’s stockholders for approval of certain matters related to the transactions contemplated by the Merger Agreement. InnocsAI will provide the Company with all reasonable information concerning the business of the Company Group and the management, operations and financial condition of the Company Group as is required by the SEC for inclusion in the registration statement, including, all financial statements required by relevant securities laws and regulations.

General Conditions to Closing

Consummation of the Merger is subject to customary closing conditions for similar transactions, including, among other things, (i) the Company and InnocsAI receiving approval from their respective stockholders and members to the transactions and (ii) the absence of injunctions or other legal restraints preventing or prohibiting the consummation of the Merger.

The Company’s Conditions to Closing

The obligations of the Company to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above, will be conditioned upon each of the following, among other things:

•	InnocsAI complying with all of its obligations under the Merger Agreement;
•	the representations and warranties of InnocsAI being true on and as of the closing date of the transactions, other than as would not in the aggregate reasonably be expected to have a Material Adverse Effect;
•	there having been no occurrence of a Material Adverse Effect with respect to InnocsAI;
•	the key personnel of InnocsAI having entered into the non-compete agreements, and the Company having entered into labor agreements with its employees to the extent required by law; and
•	the Company’s stockholders having approved the transactions contemplated by the Merger Agreement.

InnocsAI’s Conditions to Closing

The obligations of InnocsAI to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above, will be conditioned upon each of the following, among other things:

•	the Company complying with all of their obligations under the Merger Agreement in all material respects; and
•	the representations and warranties of the Company being true on and as of the closing date of the transactions, other than as would not in the aggregate reasonably be expected to have a material adverse effect with respect to the Company.

Termination

The Merger Agreement may be terminated and/or abandoned at any time prior to the Closing as follows:

•	by mutual written consent of the Company and InnocsAI;
•	by either InnocsAI or the Company, in the event the Closing has not occurred by December 31, 2026, provided the party seeking to terminate the agreement is not in material breach of the Merger Agreement;
•	by either InnocsAI or the Company, in the event that any applicable authority has issued a final and non-appealable injunction or order making the Merger illegal or prohibiting their consummation;

•	by the Company, if InnocsAI has materially breached any representation, warranty, covenant or agreement set forth in the Merger Agreement and such breach has not been cured within 30 days following the date that InnocsAI is notified in writing of such breach; or
•	by InnocsAI, if the Company has materially breached any representation, warranty, covenant or agreement set forth in the Merger Agreement and such breach has not been cured within 30 days following the date that the Company is notified in writing of such breach.

The Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1, and is incorporated by reference, and the foregoing summary of the terms of the Merger Agreement is subject to, and qualified in its entirety by, such document.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Merger Agreement, dated May 17, 2026, by and among Liminatus Pharma, Inc., InnocsAI LLC and NamChul Jung, as the Members’ Representative
104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

Forward-Looking Statements

Certain statements made in this Current Report are forward-looking statements. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s and InnocsAI’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: performance of the Company’s and InnocsAI’s business; the risk that the approval of the stockholders of the Company for the proposed transactions is not obtained; failure to realize the anticipated benefits of the proposed transactions, including as a result of a delay in consummating the proposed transactions; risks relating to the combined company’s sources of cash and cash resources; risks relating to the combined company’s ability to manage future growth; the effects of competition on the combined company’s future business; the Company’s ability to maintain compliance with the continued listing requirements of the Nasdaq listing rules in order to prevent its common stock from being delisted from Nasdaq; the outcome of any potential litigation, government and regulatory proceedings, any investigations and inquiries involving the parties to the transactions; the impact of pandemics, global conflicts, the global economic status or tariffs on the Company’s or the combined company’s business; and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 31, 2026, and other documents of the Company filed, or to be filed, with the SEC. The Company and InnocsAI do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

The proposed transactions will be submitted to stockholders of the Company for their consideration and approval. The Company intends to file a registration statement (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) which will include a preliminary proxy statement in connection with the Companys solicitation for proxies for the vote by the Company’s stockholders in connection with the proposed transactions and other matters as described in the Registration Statement, as well as a prospectus relating to the offer of the securities to be issued in connection with the proposed transactions. After the Registration Statement is filed and declared effective, the Company will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed transactions. The Company’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed transactions, because these documents will contain important information about the Company, InnocsAI and the proposed transactions. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed transactions and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to the Company.

Participants in the Solicitation

The Company, InnocsAI and their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from the Company’s stockholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus to be filed with the SEC in connection with the transactions. You can find more information about the Company’s directors and executive officers and their ownership of shares of common stock of the Company in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 31, 2026. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any proposed transaction. This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2026

LIMINATUS PHARMA, INC.

	By:	/s/ Chris Kim
	Name:	Chris Kim
	Title:	Chief Executive Officer